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                                EXHIBIT (5)(f)
                                --------------


                              FORM OF APPLICATION
                     FOR THE ENDEAVOR ML VARIABLE ANNUITY







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PFL     PFL LIFE INSURANCE COMPANY      ENDEAVOR        APPLICATION FOR
LOGO    4333 EDGEWOOD ROAD NE            LOGO           VARIABLE ANNUITY POLICY
        CEDAR RAPIDS, IOWA  52499


1.   DESIGNATED ANNUITANT

NAME:
ADDRESS:
CITY, STATE:
ZIP:                             TELEPHONE:  (    )       -
DATE OF BIRTH:                   AGE:        SEX:  [ ] FEMALE  [ ] MALE
SS#:                                         CITIZENSHIP:  [ ] U.S.  [ ] OTHER

2.   POLICY OWNER (IF OTHER THAN ABOVE)
     In the event the owner is a trust, please provide verification of trustees.

NAME:
ADDRESS:
CITY, STATE:
ZIP:                             TELEPHONE:  (    )       -
DATE OF BIRTH:                   AGE:        SEX:  [ ] FEMALE  [ ] MALE
SS#:                                         CITIZENSHIP:  [ ] U.S.  [ ] OTHER

3.   [ ] JOINT POLICY OWNER  [ ] SUCCESSOR POLICY OWNER
     In the event the owner is a trust, please provide verification of trustees.

NAME:
ADDRESS:
CITY, STATE:
ZIP:                             TELEPHONE:  (    )       -
DATE OF BIRTH:                   AGE:        SEX:  [ ] FEMALE  [ ] MALE
SS#:                                         CITIZENSHIP:  [ ] U.S.  [ ] OTHER

4.   BENEFICIARY DESIGNATION  (INCLUDE RELATIONSHIP TO ANNUITANT)

PRIMARY:  _________________________  /  __________________
                                           Relationship

PRIMARY:  _________________________  /  __________________
                                           Relationship

CONTINGENT:  ______________________  /  __________________
                                           Relationship

CONTINGENT:  ______________________  /  __________________
                                           Relationship

5.   TYPE OF ANNUITY

[ ] NON-QUALIFIED            [ ] IRA  (Also complete Box 6)
[ ] HR - 10   [ ] 403 (b)    [ ] SEP  (Also complete Box 6)
[ ] OTHER _______________    [ ] ROTH IRA (Also complete Box 6)
[ ] ROTH CONVERSION IRA  (Also complete Box 6)

6.  IRA/SEP/ROTH IRA INFORMATION

$ __________  CONTRIBUTION FOR TAX YEAR _______________
$ __________  TRUSTEE TO TRUSTEE TRANSFER
$ __________  ROLLOVER FROM: (Check one)
              [ ] 403(b)  [ ] Pension  [ ] HR - 10  [ ] IRA  [ ] Other:

FOR ROTH IRA ROLLOVERS
__ / __ / __  Date first Established or date of Conversion
$ __________  Portion Previously Taxed in Conversion or
              Original Contribution

7.   WILL THIS ANNUITY REPLACE ANY EXISTING ANNUITY OR
     LIFE INSURANCE?

[ ] NO    [ ] YES - Please state Policy No. and Company

Name:  ________________________________________________

8.   FAMILY INCOME PROTECTOR RIDER

[ ] I wish to select the Family Income Protector.

9.   MINIMUM DEATH BENEFIT OPTION  (SELECT ONLY ONE)

     This selection cannot be changed after the policy has been issued. If no option has been specified, the policy will be issued with the Return of Premium Death Benefit (Option C below).

[ ] OPTION A: 5% Annually Compounding Death Benefit: (Only available if owner(s) and the annuitant are under age 75 at time of purchase.) Annual Mortality and Expense (M&E) Risk Fee and Admin. Charge 1.40%

[ ] OPTION B: Double Enhanced Death Benefit: (Only available if owner(s) and the annuitant are under age 81 at time of purchase.) Annual M & E Risk Fee and Admin. Charge 1.40%

[ ] OPTION C:  Return of Premium Death Benefit:
    Annual M & E Risk Fee and Admin. Charge 1.25%

10.  PURCHASE PAYMENT (MAKE CHECK PAYABLE TO PFL LIFE INSURANCE COMPANY)

INITIAL PREMIUM AMOUNT $ _______________________________________________

11.  ALLOCATION OF PREMIUM PAYMENTS  (WHOLE PERCENTAGES ONLY)

BASIC VALUE FOCUS FUNDS                                          __________.0%

DEVELOPING CAPITAL MARKETS FOCUS FUNDS                           __________.0%

HIGH CURRENT INCOME FUNDS                                        __________.0%
ADVISED BY MERRILL LYNCH ASSET MANAGEMENT, L.P.

DREYFUS SMALL CAP VALUE PORTFOLIO                                __________.0%

DREYFUS U.S. GOVERNMENT SECURITIES PORTFOLIO                     __________.0%
ADVISED BY THE DREYFUS CORPORATION

THE DOW/SM/ TARGET 10 SUBACCOUNT                                 __________.0%

THE DOW/SM/ TARGET 5 SUBACCOUNT                                  __________.0%
ADVISED BY FIRST TRUST ADVISORS L.P.

ENDEAVOR ENHANCED INDEX PORTFOLIO                                __________.0%
ADVISED BY JP MORGAN INVESTMENT MANAGEMENT, INC.

ENDEAVOR HIGH YIELD PORTFOLIO                                    __________.0%
ADVISED BY MFS INVESTMENT MANAGEMENT

ENDEAVOR SELECT 50 PORTFOLIO                                     __________.0%
ADVISED BY MONTGOMERY ASSET MANAGEMENT LLC

ENDEAVOR ASSET ALLOCATION PORTFOLIO                              __________.0%

ENDEAVOR MONEY MARKET PORTFOLIO                                  __________.0%
ADVISED BY MORGAN STANLEY ASSET MANAGEMENT, INC.

ENDEAVOR OPPORTUNITY VALUE PORTFOLIO                             __________.0%

ENDEAVOR VALUE EQUITY PORTFOLIO                                  __________.0%
ADVISED BY OPCAP ADVISORS

T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO                      __________.0%
ADVISED BY ROWE PRICE-FLEMING INTERNATIONAL, INC.

T. ROWE PRICE EQUITY INCOME PORTFOLIO                            __________.0%

T. ROWE PRICE GROWTH STOCK PORTFOLIO                             __________.0%
ADVISED BY T. ROWE PRICE ASSOCIATES, INC.

WRL GROWTH PORTFOLIO                                             __________.0%
ADVISED BY JANUS CAPITAL CORPORATION

PFL LIFE INSURANCE COMPANY - FIXED ACCOUNT OPTIONS
   Dollar Cost Averaging  (DCA)  Fixed Account:                  __________.0%
   (You must complete Box 12 to initiate DCA via the telephone).

   Guaranteed Periods  (with Excess Interest Adjustment):

1 YEAR   __________.0%     3 YEARS  ___________.0%     5 YEARS   __________ .0%
7 YEARS  __________.0%

Additional: ______________________________________________       ___________.0%

__________________________________________________________       ___________.0%

                   INVESTMENT ALLOCATIONS MUST TOTAL 100%

                  YOUR SIGNATURE IS REQUIRED ON THE BACK PAGE
VA-APP R798                                        (CONTINUED ON THE BACK PAGE)


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APPLICATION FOR VARIABLE ANNUITY POLICY

12.  TELEPHONE TRANSFER/REALLOCATION AUTHORIZATION

BY CHECKING ONE OF THE FOLLOWING BOXES, I AUTHORIZE THE COMPANY TO ACCEPT TELEPHONE TRANSFERS/REALLOCATION INSTRUCTIONS FROM:

ONLY MYSELF [ ]   MYSELF & MY ACCOUNT EXECUTIVE [ ]   Acct. Exec. Name: _____________________________________________________

TO CHANGE THE ALLOCATION OF ANY PURCHASE PAYMENTS AND/OR TO TRANSFER FUNDS AMONG MY INVESTMENT CHOICES BASED ON MY TELEPHONE
INSTRUCTIONS AND/OR THE TELEPHONE INSTRUCTIONS OF MY ACCOUNT EXECUTIVE (IF INDICATED ABOVE), I AGREE TO THE ESTABLISHED
CONDITIONS AND REQUIREMENTS STATED IN THE PROSPECTUS.

I AM AWARE THAT TELEPHONE INSTRUCTIONS WILL BE RECORDED TO PROTECT ME AND THE COMPANY AND WILL BE PUT INTO EFFECT WHEN PROPER
 IDENTIFICATION IS PROVIDED.

13.  If the annuitant is not the owner, You, the owner, may elect the following regarding payment of the death benefit. IF THIS
     ELECTION IS NOT MADE, THE OWNER WILL BECOME THE ANNUITANT AND THE DEATH BENEFIT WILL NOT BE PAYABLE UNTIL THE DEATH OF THE
     OWNER.

[ ]  At the Annuitant's death, I wish to have the death benefit paid to the
     named beneficiary.  (Policy Owner Initials required for this option)            _________________________________________
                                                                                              Policy Owner(s) Initials

To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application shall be a part of any annuity policy issued to me. I also understand that the Company reserves the right to reject any application or purchase payment. If this application is declined, there shall be not liability on the part of the Company and any purchase payments submitted shall be returned.

    I UNDERSTAND THAT ANNUITY PAYMENTS AND TERMINATION VALUES, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT OF THE
COMPANY, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

    Receipt of a current prospectus of the PFL Endeavor Variable Annuity Account, Endeavor Series Trust , and WRL Series Fund, Inc.
    is hereby acknowledged.

    [ ] Please check if you wish to receive the Statement of Additional Information.

    I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR MY NEEDS.

Unless we have been notified of a community or partial property interest in this policy, we will rely on our good faith belief that no such interest exists and will assme no repsonsibility for inquiry.

WHEN FUNDS ARE ALLOCATED TO THE GUARANTEED PERIODS OF THE FIXED ACCOUNT, CASH VALUES UNDER THE POLICY MAY INCREASE OR DECREASE IN
ACCORDANCE WITH THE EXCESS INTEREST ADJUSTMENT PRIOR TO THE END OF ANY GUARANTEED PERIOD.

ADDITIONAL FORMS ARE REQUIRED FOR SYSTEMATIC PAYOUT OPTION.

14. BE SURE TO COMPLETE THIS SECTION

Signed at ______________________________________________  this __________ day of ________________________, 19_________
          (City, State)

_______________________________________   _____________________________________________   _______________________________________
          Annuitant Signature             Owner Signature (if different from Annuitant)   Joint Owner (successor owner signature)

15A.    SELLING AGENT USE ONLY - NOT TO BE FILLED IN BY APPLICANT

I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE AND FIND THIS POLICY IS SUITABLE FOR HIS/HER NEEDS.

__________________________       (____)____-_______         _______________________________________       _____/____/_____
Agent Name (Please Print)        Agent Telephone            Licensed Agent Signature                      Date

______________________________________________________________________________________    ________________________________
Agent Address                                                                             Broker/Dealer Client Account No.

_________________________________________       ___________________         ______________________________________________
Agent Firm                                      PFL Life Agent No.          (If Applicable) Florida Agent License I.D. No.

15b.   [ ] OPTION A   [ ] OPTION B   [ ] OPTION C   [ ] OPTION D
        Your firm may limit the above options.  If no option is selected, the default option preselected by your firm will be applied to this policy and may not be changed.

15c.   DO YOU HAVE REASON TO BELIEVE THE POLICY APPLIED FOR IS TO REPLACE ANY EXISTING ANNUITY OR INSURANCE OWNED
       BY APPLICANT?
       [ ] No   [ ] Yes, Company Name  __________________________________________________________________

Please make check payable to PFL LIFE INSURANCE COMPANY (Use following address for mail, Fed. Express, etc.)
SEND CHECK WITH APPLICATION TO PFL Life Insurance Company, Attn: Annuity Department, 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499-0001

VA-APP R798 B            PLEASE FILL OUT THE FRONT PAGE